EXHIBIT 10.20D

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

FIFTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This Fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Comcast Cable Communications Management, LLC, a Delaware Limited Liability Company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated March 17, 2004, as amended by the First Amendment (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer and CSG executed an SOW for the creation of a Separate Cycle as defined in paragraph 7 of the Second Amendment on February 15, 2005. Upon completion of the Separate Cycle, the parties agree that:

a.	Section 3.1 of Schedule B of the Agreement shall be deleted in its entirety and replaced with the following:

3.1 CSG shall use commercially reasonable efforts to provide Customer Bulletins for Updates to the Products and Services ****** **** days prior to the general release date of such Updates but in no event less than ******** **** days prior to the general release date.

a.	Bundle Releases. **** ** *** ****** *******, ** ******** ** *** ****** (**) **** ***** ****** *** ******** ** *** ** *** *********, *** ***** ******* ******** **** ** ********** ******** (**) **** ***** ******* ******. ****** ******** (**) **** **** ***’* ******* ************, ******** ***** ****** *** ** ******* ** *** ******* ** ***** *** ****** *******. Further, CSG agrees not to contractually or otherwise commit to any third party a final release date for a Bundle Release in the Separate Cycle prior to and during the additional two (2) week notification to Customer pursuant to this Section 3.1. If delaying after the general release, Customer will include in writing the specific proposed release date. If CSG does not receive notice of a requested delay and proposed new request date from Customer prior to the expiration of the fourteen (14) days, such lack of notice shall be deemed acceptance of the general release date by Customer. Unless otherwise mutually agreed to by the parties, Customer shall accept all Bundle Releases within sixty (60) days from the general release date. In the event CSG notifies Customer of a priority 1 and/or 2 ticket in the Bundle Release that will not be resolved prior to sixty (60) days following the general release date which has a material impact on Customer’s customer care and billing operations, CSG will delay releasing such code to Customer’s Separate Cycle until the priority 1 and/or 2 ticket is resolved. In the event a Bundle Release is a minor release, such Bundle Release must be accepted before the next major release. For purposes of this Subsection 3.1, “minor release” shall mean a release that does not include an ACSR code push and “major release” shall mean a release that does include an ACSR code push.

b.	Maintenance Windows. The parties further agree that CSG will provide Customer (i) ****** **** days prior notice to Initial Program Loads (“IPLs”); and (ii) reasonable advance notice of any scheduled maintenance windows that CSG reasonably believes will have an impact on Customer and its subscribers. If a published maintenance window poses a significant problem for Customer, CSG will use commercially reasonable efforts to work with such vendor to reschedule such maintenance window to accommodate Customer.

CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

2.	Customer desires to have access to Third Party Communication Software hosted by CSG for Customer Interaction Tracking® (CIT) in CSG’s server-based environment. Therefore, for the fees set forth below, Customer shall have access to Third Party Communication Software hosted by CSG for Customer Interaction Tracking® (CIT) in a server-based environment.

Description of Item/Unit of Measure	Frequency	Fee
1. Third Party Communication Software for hosted CIT services (per Market)	*******	*********

Note: For clarification, the Third Party Communication Software hosted by CSG includes the required hardware needed for the hosted environment. In addition to the Third Party Communication Software for hosted CIT services fees listed above, Customer may be subject to CIT installation fees (refer to Schedule F, CSG LICENSED PRODUCTS Section B.4 entitled CIT installation for the applicable fees associated with CIT installation.

In the event Customer has contracted for Third Party Communication Software for hosted CIT services at more than nine (9) markets, CSG agrees to cap the Third Party Communication Software for hosted CIT services fee at ********** *** *****. For clarification purposes; the Third Party Communication Software for hosted CIT services ******* fee of ********* may be invoiced at the Market level, the ******* capped fee of ********** will be invoiced at the corporate level.

3.	The reference to “per server” in Schedule F, CSG LICENSED PRODUCTS Section B.4 entitled CIT installation shall be deleted and replaced with “per Market”.

4.	The following shall be inserted at the end of subsection a(ix)(1) of Schedule L:

For purposes of this subsection, the term “national holidays” shall include: New Year’s, Memorial Day, Independence Day, Labor Day, Thanksgiving (Thursday and Friday), and Christmas. In the event a holiday falls on a Saturday, such holiday is recognized on the prior Friday and if a holiday falls on a Sunday, it is recognized by the following Monday.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (“Effective Date”).

CSG SYSTEMS, INC. (“CSG”)		COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/s/ D H Richardson

Name:	Edward C. Nafus	Name:	D H Richardson

Title:	CEO & President	Title:	SVP Admin

Date:	5/31/05	Date:	5/18/05

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES